UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 16, 2008
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

2704 West Roscoe Street, Chicago, Illinois		60618
Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
On August 11, 2008, the company filed a Current Report on Form 8-K that discussed a charge that the Company would apply to its 2008 third quarter financial results, which caused the Company to re-issue its financial guidance for the fiscal quarter ended September 30, 2008. Today, the Company issued a press release further adjusting its expected 2008 third fiscal quarter net loss applicable to common stock. The Company previously expected a 2008 third quarter net loss applicable to common stock of $0.49 per basic and diluted share, which has been revised to an expected net loss of $0.70 per basic and diluted share. On a non-GAAP basis, the Company expected a 2008 third quarter loss of $0.39 per basic and diluted share, which has been revised to an expected loss of $0.60 per basic and diluted share and which excludes an aggregate of approximately $0.10 of non-cash convertible debt interest expense, stock option expense and deferred income tax expense related to goodwill.
On October 16, 2008, the Company issued a press release discussing factors that contributed to the Company’s revised financial guidance. A copy of the Company’s press release is furnished with this Current Report on Form 8-K, is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Midway has included a non-GAAP financial measure in its revised 2008 third quarter outlook. Midway does not intend for the presentation of the non-GAAP financial measure to be isolated from, a substitute for, or superior to the information that has been presented in accordance with GAAP. In addition, the non-GAAP financial measures used in this Form 8-K may be presented differently from non-GAAP financial measures used by other companies. Midway considers the non-GAAP financial measure used herein, when used together with the corresponding GAAP measure, to be helpful in providing meaningful additional information regarding its performance by excluding specific items that may not be indicative of Midway’s core business or projected operating results.
The information furnished in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Midway Games Inc. dated October 16, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
October 16, 2008	By:	/s/ Matthew V. Booty
Matthew V. Booty
Interim Chief Executive Officer and President

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